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                                                                    EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm


The Board of Directors
Inland Western Retail Real Estate Trust, Inc.:



We consent to the use of the following reports incorporated by reference herein:

- our report dated November 10, 2003 related to the historical summary of gross income and direct operating expenses of Shops at Park Place for the year ended December 31, 2002,

- our report dated February 13, 2004 related to the consolidated balance sheet of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from March 5, 2003 (inception) through December 31, 2003 and related financial statement schedule,

- our report dated December 4, 2003 related to the historical summary of gross income and direct operating expenses of Darien Towne Center for the year ended December 31, 2002,

- our report dated February 24, 2004 related to the historical summary of gross income and direct operating expenses of Properties Acquired from Thomas Enterprises for the year ended December 31, 2003,

- our report dated March 2, 2004 related to the historical summary of gross income and direct operating expenses of Hickory Ridge for the year ended December 31, 2003,

- our report dated March 3, 2004 related to the historical summary of gross income and direct operating expenses of CorWest Plaza for the period from May 29, 2003 through December 31, 2003,

- our report dated March 3, 2004 related to the historical summary of gross income and direct operating expenses of Metro Square Center (SuperValue) for the year ended December 31, 2003,

- our report dated February 26, 2004 related to the historical summary of gross income and

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     direct operating expenses of Larkspur Landing for the year ended December
     31, 2003,

- our report dated February 25, 2004 related to the historical summary of gross income and direct operating expenses of North Ranch Pavilion for the year ended December 31, 2003,

- our report dated February 26, 2004 related to the historical summary of gross income and direct operating expenses of La Plaza Del Norte for the year ended December 31, 2003,

- our report dated March 1, 2004 related to the historical summary of gross income and direct operating expenses of MacArthur Crossing for the year ended December 31, 2003,

- our report dated March 5, 2004 related to the historical summary of gross income and direct operating expenses of Promenade at Red Cliff for the year ended December 31, 2003,

- our report dated February 25, 2004 related to the historical summary of gross income and direct operating expenses of Peoria Crossing for the year ended December 31, 2003,

- our report dated February 25, 2004 related to the historical summary of gross income and direct operating expenses of Dorman Centre for the year ended December 31, 2003,

- our report dated March 3, 2004 related to the historical summary of gross income and direct operating expenses of Heritage Towne Crossing for the year ended December 31, 2003,

- our report dated May 21, 2004 related to the historical summary of gross income and direct operating expenses of Paradise Valley Marketplace for the year ended December 31, 2003,

- our report dated June 14, 2004 related to the historical summary of gross income and direct operating expenses of Best on the Boulevard for the year ended December 31, 2003,

- our report dated June 14, 2004 related to the historical summary of gross income and direct operating expenses of Bluebonnet Parc for the year ended December 31, 2003,

- our report dated May 25, 2004 related to the historical summary of gross income and direct operating expenses of North Rivers Town Center for the period of October 1, 2003 (commencement of operations) to December 31, 2003,

- our report dated June 8, 2004 related to the historical summary of gross income and direct operating expenses of Arvada Marketplace and Connection for the year ended December 31, 2003,

- our report dated June 8, 2004 related to the historical summary of gross income and direct operating expenses of Eastwood Town Center for the year ended December 31, 2003,

- our report dated May 28, 2004 related to the historical summary of gross income and direct operating expenses of Watauga Pavilion for the period of August 15, 2003 (commencement of operations) to December 31, 2003,

- our report dated June 7, 2004 related to the historical summary of gross income and direct operating expenses of Northpointe Plaza for the year ended December 31, 2003,

- our report dated May 25, 2004 related to the historical summary of gross income and direct operating expenses of Plaza Santa Fe II for the year ended December 31, 2003,

- our report dated June 7, 2004 related to the historical summary of gross income and direct operating expenses of Pine Ridge Plaza for the year ended December 31, 2003,

- and our report dated June 7, 2004 related to the historical summary of gross income and direct operating expenses of Huebner Oaks Center for the year ended December 31, 2003.

We consent to the use of the following reports, all included herein:

- our report dated August 15, 2003 related to the balance sheet of Inland Western Retail Real Estate Trust, Inc. as of June 30, 2003,

- our report dated March 10, 2003 related to the historical summary of gross income and direct operating expenses of Peoria Station for the year ended December 31, 2002,

- our report dated August 13, 2004 related to the historical summary of gross income and direct operating expenses of John's Creek Village for the period from September 21, 2003 (commencement of operations) to December 31, 2003,

- our report dated August 3, 2004 related to the historical summary of gross income and direct operating expenses of Fullerton Metrocenter for the year ended December 31, 2003,

- our report dated August 13, 2004 related to the historical summary of gross income and direct operating expenses of Northgate North for the year ended December 31, 2003,

- our report dated August 18, 2004 related to the historical summary of gross income and direct operating expenses of Gateway Plaza Shopping Center for the year ended December 31, 2003,

- our report dated August 11, 2004 related to the historical summary of gross income and direct operating expenses of Forks Town Center for the year ended December 31, 2003,

- our report dated September 1, 2004 related to the historical summary of gross income and direct operating expenses of Manchester Meadows for the year ended December 31, 2003,

- our report dated September 3, 2004 related to the historical summary of gross income and direct operating expenses of Governor's Marketplace for the year ended December 31, 2003,

- our report dated September 10, 2004 related to the historical summary of gross income and direct operating expenses of The Columns for the period from October 8, 2003 (commencement of operations) to December 31, 2003,

- our report dated July 15, 2004 related to the historical summary of gross income and direct operating expenses of Lakewood Town Center for the year ended December 31, 2003,

- our report dated July 30, 2004 related to the historical summary of gross income and direct operating expenses of Davis Towne Crossing for the period from July 18, 2003 (commencement of operations) to December 31, 2003,

- our report dated August 1, 2004 related to the historical summary of gross income and direct operating expenses of Cranberry Square for the year ended December 31, 2003,

- our report dated August 3, 2004 related to the historical summary of gross income and direct operating expenses of Safeway Plaza at Marysville for the year ended December 31, 2003,

- our report dated August 25, 2004 related to the historical summary of gross income and direct operating expenses of The Shops at Boardwalk for the period from May 30, 2003 (commencement of operations) to December 31, 2003,

- our report dated August 6, 2004 related to the historical summary of gross income and direct operating expenses of the Properties owned by Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture, Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC for the year ended December 31, 2003,

- our report dated September 1, 2004 related to the historical summary of gross income and direct operating expenses of Mitchell Ranch Plaza for the period from June 30, 2003 (commencement of operations) to December 31, 2003,

- our report dated September 7, 2004 related to the historical summary of gross income and direct operating expenses of Saucon Valley Square for the year ended December 31, 2003,

- and our report dated September 13, 2004 related to the historical summary of gross income and direct operating expenses of Lincoln Park for the year ended December 31, 2003.

We consent to the reference to our firm under the heading "Experts" herein.



KPMG LLP


Chicago, Illinois
September 15, 2004